EX-99.77Q1(e)(1)

Amended and Restated Exhibit A to the Investment Advisory Agreement is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 39 to the Registration Statement as filed with the SEC on November 23, 2009 (SEC Accession No. 0001193125-09-240287).